Exhibit 10.22
INCENTIVE STOCK OPTION AGREEMENT
OPTIONEE:
EFFECTIVE DATE OF GRANT:
     AGREEMENT between ZARS, Inc. (the “Company”), and the above named Optionee (“Optionee”), an employee of the Company or a Subsidiary thereof.
     The Company and Optionee agree as follows:
1. Grant of Option.
     Optionee is hereby granted an Incentive Stock Option, within the meaning of Section 422 of the Code (the “Option”), to purchase Common Stock of the Company pursuant to the ZARS, Inc. 1997 Stock Option Plan, as amended (the “Plan”). The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.
2. Date of Grant.
     The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the “Committee”) in granting the same.
3. Vesting Commencement Date.
The vesting commencement date is the date the vesting period of the granted option begins as set forth in item 3 in the schedule to this agreement.
4. Number and Price of Shares.
     The number of shares as to which the Option is granted is the number set forth in Item 4A in the Schedule to this Agreement. The purchase price per share is the amount set forth in Item 4B in the Schedule to this Agreement.
5. Expiration Date.
     Unless sooner terminated as provided in Section 11 of the Plan, the Option shall expire and terminate on the date set forth in Item 5 in the Schedule to this Agreement, and in no event shall the Option be exercisable after that date.
6. Manner of Exercise.
     Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

7. Time of Exercise.
     The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Item 7 in the Schedule to this Agreement; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified in Item 7 or until the conditions specified in Item 7 have been satisfied.
8. Stock Restriction Agreement.
     Upon exercise of the Option and at the request of the Company, the Optionee shall execute and deliver to the Company a Shareholder Agreement or Statement of Acceptance thereof, as set forth in Section 13.3 of the Plan. Upon such request, execution and delivery of the Shareholder Agreement or Statement of Acceptance thereof prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.
9. Nontransferability of Option.
     The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee’s lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.
10. Withholding for Taxes.
     The Company shall have the right to deduct from Optionee’s salary any federal or state taxes required by law to be withheld with respect to the exercise of the Option or any disqualifying disposition of the Common Stock acquired upon exercise of the Option.
11. Legends.
     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Section 422(a) of the Code.
12. Employee Benefits.
     Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

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13. Amendment.
     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.
14. Interpretation.
     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.
15. Receipt of Plan.
     By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.
16. Governing Law.
     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Utah, without regard to the conflicts of laws rules of such State.
17. Miscellaneous.
     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 17.

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     IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement, effective as of the date of grant.
ZARS, INC.
By: Robert Lippert
Title: President & CEO
Address: 1142 W. 2320 S. Suite A
OPTIONEE
Address:

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SCHEDULE
TO
INCENTIVE STOCK OPTION AGREEMENT
Name:
Address:

Item
Grant Number:

Date of Grant:

3	Vesting Commencement Date:

4A	Number of Shares Granted:

4B	Purchase Price per Share:

5	Expiration Date: Ten years from date of grant

7	Vesting Schedule:
     This option shall be exercisable in whole or in part, according to the following vesting schedule:
     25% of the grant shall cliff vest twelve months after the vesting commencement date, and 1/48th of the shares subject to the Option shall vest each month thereafter on the same day of the month as the vesting commencement date.
     Additional Conditions to Vesting: Notwithstanding the foregoing, no portion of the Option shall be vested and exercisable until the following conditions have been satisfied:
     Optionee shall have continuously and actively been involved with the affairs of the Company as an employee from the date hereof until each Vesting Date to exercise the options exercisable upon such vesting date. The Committee shall have the sole discretion to determine what constitutes “continuous and active” involvement.

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NONQUALIFIED STOCK OPTION AGREEMENT
OPTIONEE:
DATE OF GRANT:
     AGREEMENT between ZARS, Inc. (the “Company”), and the above named Optionee (“Optionee”), an employee, consultant or officer of the Company or a Subsidiary thereof.
     The Company and Optionee agree as follows:
1.	Grant of Option.
     Optionee is hereby granted a Nonqualified Stock Option (the “Option”) to purchase Common Stock of the Company pursuant to the ZARS, Inc. 1997 Stock Option Plan (the “Plan”). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.
2.	Date of Grant.
     The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the “Committee”) in granting the same.
3.	Vesting Commencement Date and Vesting Terms.
     The vesting commencement date is the date the vesting period of this Option begins as set forth in item 3 in the schedule to this agreement. This Option shall become vested in Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 7 to this Agreement; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 7 or until the conditions specified on Schedule 7 have been satisfied. Notwithstanding any vesting of this Option, the Option shall not be exercisable except as provided in paragraph 7 hereof.

4.	Number and Price of Shares.
     The number of shares as to which the Option is granted is the number set forth in Schedule 4A to this Agreement. The purchase price per share is the amount set forth in Schedule 4B to this Agreement.
5.	Expiration Date.
     Unless sooner terminated as provided in Section 11 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 5 to this Agreement, and in no event shall the Option be exercisable after that date. Notwithstanding the foregoing, if, and only if, the Specified Employee Delay applies to your Option and if your Option would otherwise expire prior to the end of the Specified Employee Delay, the expiration date of your Option is automatically extended for the period of the Specified Employee Delay plus three months.
6.	Manner of Exercise.
     Except as provided in this Agreement, the Option shall be exercisable in the manner provided in Section 8 of the Plan.
7.	Time of Exercise.
     If you have affirmatively elected a pre-established exercise schedule for this Option, then with respect to each portion of the Option separately identified in your Exercise Election Form, and assuming you are otherwise vested in the designated portion and that the Option has not otherwise expired, you may only exercise that portion of this Option upon the earliest to occur of:
          (i)     The calendar year specified for that portion in such timely completed Exercise Election Form, attached hereto as Exhibit A to this Agreement (the “Fixed Exercise Period”);
          (ii)     The 20-day period preceding the effective time of a Change in Control of the Company; or

          (iii)     Within three months after the termination of your employment, provided that, if you are a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), your Option will not be exercisable before the earliest date on which it can be exercised without triggering the adverse consequences of Section 409A(a)(1) of the Code (such delay in exercisability is referred to herein as the “Specified Employee Delay”). If the exercisability of your Option is delayed pursuant to the preceding sentence, then your Option will be exercisable for the three-month period beginning on the expiration of the Specified Employee Delay.
With respect to any portion of this Option, you may exercise that portion only during (and not before or after) the applicable period as determined pursuant to this paragraph 7. For example, if you designate the calendar year 2008 as the Fixed Exercise Period for 25% of the shares subject to this Option, and such Fixed Exercise Period is in fact the earliest to occur of the three events listed above, then you may only exercise such 25% portion of the Option from January 1, 2008 through December 31, 2008. You may not exercise such 25% portion of the Option before January 1, 2008 even though you may be vested in such portion. Moreover, if you fail to exercise such 25% portion of the Option by December 31, 2008, that portion of the Option will expire and no longer be exercisable at any time thereafter. Notwithstanding anything herein to the contrary, (i) this Option shall not be exercisable after its expiration date; and (ii) no portion of this Option may be exercised prior to the date such portion vests.
If you failed to complete and return a timely Exercise Election Form for this Option, then all of the foregoing rules of this paragraph 7 will remain applicable, and your Fixed Exercise Period for each vesting installment of this Option will be the calendar year in which such vesting installment vests.
8.	Shareholder Agreement.
     Upon exercise of the Option and at the request of the Company, Optionee shall execute and deliver to the Company a Shareholder Agreement or Statement of Acceptance thereof as set forth in Section 13.3 of the Plan. Upon such request, execution and delivery of the Shareholder Agreement or Statement of Acceptance thereof prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.
9.	Nontransferability of Option.
     The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee’s lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

10.	Withholding for Taxes.
     The Company shall have the right to deduct from Optionee’s compensation any federal or state taxes required by law to be withheld with respect to the exercise of the Option.
11.	Legends.
     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.
12.	Employee Benefits.
     Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.
13.	Amendment.
     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.
14.	Interpretation.
     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

15.	Receipt of Plan.
     By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.
16.	Governing Law.
     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Utah, without regard to the conflicts of laws rules of such State.
17.	Miscellaneous.
     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

     By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with NASD Rule 2711 and similar or successor regulatory rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
     IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement, effective as of the date of grant.
ZARS, Inc.
By: Robert Lippert
Title: President and CEO
Address: 1455 W. 2200 S., Suite 300
Salt Lake City, Utah 84119
OPTIONEE

By:	Date:

SCHEDULE
to
NONQUALIFIED STOCK OPTION AGREEMENT
Name:
Address:

Item

Grant Number:

Date of Grant:

3	Vesting Commencement Date:

4A	Number of Options Granted:

4B	Purchase Price per Share:
5	Expiration Date: Ten years from date of grant

7	Vesting Schedule:
     This option shall be exercisable in whole or in part, according to the following vesting schedule:
     25% of the grant shall cliff vest twelve months after the vesting commencement date, and 1/48th of the shares subject to the Option shall vest each month thereafter on the same day of the month as the vesting commencement date, provided you remain employed by the Company.